                                                    Preliminary Copy

              WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.

                         6300 Lamar Avenue, P. O. Box 29217
                         Shawnee Mission, Kansas  66201-9217

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     May 2, 2002

       To Shareholders:

       Notice is hereby given that a Special Meeting of the shareholders of
       Waddell & Reed Advisors Municipal Money Market Fund, Inc. (the "Fund")
       will be held at 6300 Lamar Avenue, Overland Park, Kansas on May 2,
       2002, at 10:00 a.m. local time, or any adjournment(s) thereof, for the following purposes:

            1.  To approve the Fund's proposed Plan of Liquidation and
       Dissolution.

            2.  To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

       The proposals referred to above are discussed in the Proxy Statement attached to this Notice.  The Board of Directors of the Fund has fixed the close of business on March 15, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.  You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on March 15, 2002.  If you attend the meeting, you may vote your shares in person.  If you do not expect to attend the meeting, please complete, date, sign and properly return the enclosed proxy card in the enclosed postage-paid envelope.  If you do not sign and return all proxy cards you receive, the Fund may incur the additional expense of subsequent mailings in order to have a sufficient number of cards signed and returned.

       You should retain this Notice and Proxy Statement.  If you own shares in more than one account, please vote with respect to each account on all proxy cards provided to you with respect to the Fund.  Please sign, date and return any and all proxy cards that are mailed to you.

       ___________, 2002

                                By Order of the Board of Directors
                                Kristen A. Richards, Secretary

              WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.

                         6300 Lamar Avenue, P. O. Box 29217
                         Shawnee Mission, Kansas 66201-9217

                                   PROXY STATEMENT

               SPECIAL MEETING OF SHAREHOLDERS TO BE HELD May 2, 2002

                                    INTRODUCTION

            This document is a proxy statement with respect to Waddell & Reed
       Advisors Municipal Money Market Fund, Inc. ("Fund") furnished in connection with the solicitation of proxies by the Board of Directors of the Fund to be used at the Fund's special meeting of shareholders
       ("Meeting") or any adjournment(s) thereof.  The Meeting will be held on May 2, 2002, at 10:00 a.m. local time, at 6300 Lamar Avenue,
       Overland Park, Kansas, for the purpose of approving the proposed Plan of
       Liquidation ("Proposal") and as set forth in the attached Notice of the
       Meeting.

            One-third of the shares outstanding on the record date, March 15,
       2002, ("Record Date") represented in person or by proxy, of the Fund must be present for the transaction of business at the Meeting.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies (or their substitutes)
       may propose one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares represented at the
       Meeting in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote for the Proposal in favor of an adjournment and will vote those proxies required to be voted against such Proposal against such adjournment.

            The favorable vote of the holders of a majority of the
       outstanding shares of the Fund entitled to vote, either in person or by proxy at the Meeting, provided a quorum is present, is required for approval of the Proposal.  In an effort to assist the Fund to establish its investment program, Waddell & Reed, Inc. ("Waddell &
       Reed"), the Fund's principal underwriter, made a substantial investment in the Fund prior to the initial offering of the Fund to the public.  Under the Investment Company Act of 1940 ("1940 Act"),
       the beneficial owner of more than 25% of the voting securities of a mutual fund is presumed to control that fund.  Under this definition,
       Waddell & Reed now controls the Fund.  (See "Securities Ownership,"
       below.)  Because Waddell & Reed intends to vote its shares in favor of the proposed Plan of Liquidation and Dissolution ("Plan") as set forth as Exhibit A to this proxy statement, the affirmative vote of [only a minority of the Fund's other shares will be needed/the Fund's other shares will not be needed] to approve the Proposal.

            The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed.  You may direct the proxies to vote your shares on the Proposal by checking the appropriate box "For," or
       "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box.  Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposal.  If you properly execute your proxy and give no voting instructions with respect to the Proposal, your shares will be voted
       FOR the Proposal.

            The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  Each full share issued and outstanding on the Record Date is entitled to one vote and each fractional share issued and outstanding on the Record
       Date is entitled to a proportionate share of one vote.

            Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to the Proposal.  "Broker non-votes"
       are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to the Proposal because instructions have not been received from the beneficial owner or person entitled to vote and the broker or nominee does not have discretionary voting power.

            You may revoke your proxy with respect to the Fund:  (a) at any time prior to its exercise by written notice of its revocation to the
       Secretary of the Fund at the above address prior to the Meeting; (b)
       by the subsequent execution and return of another proxy prior to the
       Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.
       Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

            The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about April 1, 2002.  Proxies may also be solicited by telephone, telegraph, telecopier and personal interviews by representatives of the Fund, regular employees, certain broker-dealers (who may be specifically compensated for such services), and/or representatives of any independent proxy solicitation service retained for the Meeting.  Brokerage firms, banks and others may be requested or required to forward the Notice and this
       Proxy Statement to beneficial owners of shares so that the owners may authorize the voting of these shares.  The Fund will pay these firms for its share of the out-of-pocket expenses for doing so.

            As of the Record Date, the Fund had the number of shares
       outstanding, $0.001 par value, listed below:

                                                    Shares
                                                  Outstanding

            Class A                                 _______

            Class B                                 _______

            Class C                                 _______

                         THE BOARD OF DIRECTORS OF THE FUND
                     UNANIMOUSLY APPROVED THE FOLLOWING PROPOSAL
                    AND RECOMMENDS THAT YOU VOTE IN FAVOR OF IT.

               THE PROPOSAL:  APPROVAL OF THE PLAN OF LIQUIDATION AND
                               DISSOLUTION OF THE FUND

       Background

            Prior to the initial offering of the shares of the Fund to the public, Waddell & Reed purchased a substantial number of shares of the
       Fund in order to provide the Fund's initial capital.  Since that initial offering on December 15, 2000, the Fund has grown more slowly than anticipated.  As of December 31, 2001, the assets of the Fund were $_________________, and the shares owned by Waddell & Reed comprised, in the aggregate, _________% of the then-outstanding shares of the Fund.  Because the Fund's expenses are borne by a small asset base, the Fund's expenses per share are significantly higher than in larger funds even though Waddell & Reed Investment Management Company
       ("WRIMCO"), the Fund's investment manager, is voluntarily waiving its investment management fee.  The Fund's yield has also been adversely affected by decreases in prevailing interest rates.

            After careful consideration, the Board of Directors concluded that it would be in the best interests of the Fund and its shareholders for the Fund to liquidate its assets and dissolve.
       Accordingly, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined in the
       1940 Act, of WRIMCO or Waddell & Reed, approved the proposed Plan and directed that the Plan be submitted to shareholders for approval.  A copy of the proposed Plan is set forth in Exhibit A to this proxy statement and described below.

       Liquidation and Dissolution Pursuant to the Plan

            If the Plan is approved by the shareholders of the Fund, the Fund will proceed to sell all its portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as the officers of the Fund determine to be reasonable and in the best interests of the Fund and its shareholders.
       The Fund will also give at least twenty days' notice to all known creditors of the Fund that dissolution of the Fund has been approved.
       Upon expiration of such notice period the Fund will file articles of dissolution with the State Department of Assessments and Taxation of
       Maryland in accordance with Maryland law.  Upon such filing, the Fund will be statutorily dissolved, and the Fund will apply its assets to the payment, satisfaction and discharge of all of its existing debts and obligations, including necessary expenses of liquidation, and distribute in one or more payments the remaining assets among its shareholders, with each shareholder receiving his or her proportionate share of each liquidating distribution in cash.  Thereafter, the Fund will cease to exist and no shareholder will have any interest whatsoever in the Fund.

            If the Plan is adopted, the Fund currently estimates that the liquidating distributions will be paid to shareholders during June of
       2002.  However, the exact date of the liquidating distributions will depend on the time required to liquidate the assets of the Fund.
       Thus, while the Fund will be liquidated as expeditiously as possible if the Plan is approved, consistent with preservation of value for the benefit of the respective shareholders of the Fund, there can be no assurance that the liquidation will in fact be completed by June of
       2002.

            It is anticipated that the expenses of the liquidation will be approximately $_______.  The Fund may, if deemed appropriate, hold back sufficient assets to deal with the costs of dissolution, including the costs of deregistration as an investment company under the 1940 Act, the required tax filings, and any disputed claims or other contingent liabilities which may then exist against the Fund.
       The Fund is not currently aware of any such claim or liability which could require assets to be held back.  Any amount that is held back will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined and discharged.  In the event the Fund determines to hold back assets to offset the costs of dissolution, the liquidating distribution paid to its shareholders would be reduced.

            The Fund does not currently intend to create a trust to
       administer liquidating distributions; however, in the event the Fund is unable to distribute all its assets pursuant to the Plan because of its inability to locate shareholders to whom liquidating distributions are payable, the Fund may create a liquidation trust with a financial institution and deposit any of its remaining assets in such trust for the benefit of shareholders that cannot be located.  The expenses of any such trust will be charged against the liquidating distributions held therein.

            As soon as practicable after the distribution of all the assets of the Fund in complete liquidation, the officers of the Fund will close the books of the Fund and cause to be prepared and filed, in a timely manner, any and all required income tax returns and other documents and instruments.  The Fund will also file the necessary documents with the Securities and Exchange Commission ("SEC") when it has distributed substantially all of its assets to shareholders and has effected, or is in the process of effecting, a winding up of its affairs in order to deregister the Fund under the 1940 Act, and file or cause to be filed any and all other documents and instruments necessary to terminate the regulation of the Fund and its business and affairs by the SEC.

            Under Maryland law, none of the shareholders of the Fund is entitled to exercise any dissenter's rights or appraisal rights with respect to the liquidation of the Fund.

       Federal Income Tax Tax Consequences to the Shareholders of Approval of
       the Plan

            The following summary provides general information regarding the
       Federal income tax consequences to the Fund resulting from its liquidation and to its shareholders on their receipt of liquidating distributions from the Fund.  This summary generally applies to shareholders who are individual U.S. citizens and does not address state or local tax consequences.

            As discussed above, if the Plan is approved by shareholders, the
       Fund will sell its assets and distribute the proceeds to shareholders.
       The Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue
       Code of 1986, as amended ("Code"), during the liquidation period and thus will not be taxed on any net gain, if any, it realizes from the sale of its assets.  Prior to the completion of the liquidation, the
       Fund intends to declare a distribution equal to any undistributed investment company taxable income and net tax-exempt interest ("Final
       Income Distribution") and to include this amount with the final liquidating distribution.  Shareholders will report the Final Income
       Distribution as an exempt-interest dividend to the extent that it is attributable to net tax-exempt interest received by the Fund and as ordinary income to the extent that it is attributable to (1) the interest earned by the Fund on instruments that generated taxable interest and (2) net short-term gain, if any, from the disposition of its assets.

            Shareholders who receive a liquidating distribution and
       cancellation of their Fund shares will be treated as having sold those shares for the amount of the distribution.  If the amount of the liquidating distribution is $1.00 per share, which the Fund anticipates, a shareholder will recognize no gain or loss as a result of the distribution.  Otherwise, a shareholder will recognize gain or loss on that deemed sale measured by the difference between the shareholder's adjusted tax basis in the shares and the amount of the liquidating distribution; if the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss, which will be long-term capital gain or loss if the shares were held for more than one year.

            Shareholders are urged to consult their own tax advisers to determine the extent of the Federal income tax liability they would incur as a result of receiving a liquidation distribution as well as any tax consequences under any applicable state, local or foreign laws.

       Required Vote and Board Recommendation to Approve the Plan

            The Board of Directors of the Fund has approved the Plan.  The
       Maryland General Corporation law and the Articles of Incorporation,
       pursuant to which the Fund was organized, require the affirmative vote of a majority of the shares entitled to vote in connection with the dissolution of a Fund.  Therefore, your consent to the Plan of
       Liquidation and Dissolution is being solicited.

                         THE BOARD OF DIRECTORS OF THE FUND
                        RECOMMENDS THAT YOU VOTE FOR THE PLAN

           INFORMATION REGARDING THE FUND'S INVESTMENT MANAGER, PRINCIPAL
              UNDERWRITER AND SHAREHOLDER AND ACCOUNTING SERVICES AGENT

            WRIMCO is the Fund's investment manager, Waddell & Reed is the
       Fund's principal underwriter and Waddell & Reed Services Company
       ("WRSCO") is the Fund's shareholder and accounting services agent.
       WRIMCO and WRSCO are wholly owned subsidiaries of Waddell & Reed, a
       Delaware corporation.  Waddell & Reed is a wholly owned subsidiary of
       Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly traded company.  The address of WRIMCO, WRSCO, Waddell & Reed, Waddell
       & Reed Financial Services, Inc. and Waddell & Reed Financial, Inc. is
       6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9271.

                                SECURITIES OWNERSHIP

            The following tables set forth information, as of the Record
       Date, regarding the beneficial ownership of the Fund's shares by shareholders owning more than 5% of the Fund's shares.  As of January
       31, 2002, no director or executive officer of the Fund owned any of the outstanding shares of the Fund.

              Waddell & Reed Advisors Municipal Money Market Fund, Inc.

       NAME AND ADDRESS                       NUMBER OF      PERCENTAGE OF
       OF SHAREHOLDER         CLASS OF FUND   SHARES OWNED   SHARES OWNED
       ----------------       -------------   ------------   --------------

       Waddell & Reed, Inc.
       6300 Lamar Avenue
       Overland Park, KS  66202  ______         _____          _____%

                           INDEPENDENT PUBLIC ACCOUNTANTS

            Deloitte & Touche LLP serves as the independent public
       accountants of the Fund.  Representatives of Deloitte & Touche LLP are
       not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

                                SHAREHOLDER PROPOSALS

            As a general matter, the Fund does not hold regular annual or other meetings of shareholders.  Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 6300 Lamar
       Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.  Timely
       submission of a proposal does not guarantee its consideration at the meeting.

                                    ANNUAL REPORT

            Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been sent to shareholders of the Fund.  Upon request, the Fund will furnish to shareholders, without charge, copies of these reports.  Requests should be directed to Legal Department, Waddell & Reed Advisors
       Municipal Money Market Fund, Inc., 6300 Lamar Avenue, P.O. Box 29217,
       Shawnee Mission, Kansas 66201-9217, telephone number 888-WADDELL.
       Electronic requests may be directed to request@waddell.com.

                                   OTHER BUSINESS

            The Fund does not know of any other business to be presented at the Meeting other than the matter set forth in this Proxy Statement.
       If any other matter or matters are properly presented for action at the Meeting, the proxy holder will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card, you give the proxy holder discretionary authority as to any such matter or matters.

       ___________, 2002        By Order of the Board of Directors
                                Kristen A. Richards, Secretary

                                                                  Exhibit A

              WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.

                         PLAN OF LIQUIDATION AND DISSOLUTION

          This Plan of Liquidation and Dissolution ("Plan") concerns the
          Waddell & Reed Advisors Municipal Money Market Fund, Inc.
          ("Fund"), which is a corporation organized and existing under the laws of the State of Maryland.  The Fund began operations on
          December 15, 2000.  The Fund is registered as an open-end
          management investment company registered under the Investment
          Company Act of 1940, as amended.  The Plan is intended to
          accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Maryland law and the Fund's
          Articles of Incorporation.

          WHEREAS, the Fund's Board of Directors, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

          WHEREAS, at a meeting of the Board of Directors on February 20,
          2002, the Board of Directors considered and adopted this Plan as the method of liquidating and dissolving the Fund and directed that this Plan be submitted to shareholders of the Fund for approval;

          NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

          1.  EFFECTIVE DATE OF PLAN.  The Plan shall be and become
          effective upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the
          Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Fund at a meeting at which a quorum is present.  The presence in person or by proxy of the holders of one-third of all the votes entitled to be cast at the meeting will constitute a quorum.  The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

          2.  DISSOLUTION.  As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be liquidated and
          dissolved in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation ("Dissolution").

          3.  CESSATION OF BUSINESS.  After the Effective Date of the Plan,
          the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshaling and preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all known creditors of the Fund.

          4.  RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES.  The
          proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan.  On the
          Effective Date, the books of the Fund shall be closed.

          5.  LIQUIDATION OF ASSETS/PAYMENT OF DEBTS.  The Board of
          Directors shall authorize the appropriate parties to wind up the affairs of the Fund and all of the powers of the Directors under the Articles of Incorporation and the By-laws shall continue until the affairs of the Fund have been wound up, including the power to (1) fulfill or discharge the contracts of the Fund;
          (2) collect the Fund's assets; (3) sell, convey, assign,
          exchange, transfer or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind; (4)
          discharge or pay the liabilities of the Fund, including necessary expenses of liquidation; (5) prosecute, settle or compromise claims of the Fund or to which the Fund is subject and do all other acts appropriate to liquidate its business; (6) file final state and federal tax returns; (7) mail notice to all known creditors, if any, of the Fund, at their respective addresses shown on the records of the Fund, that dissolution of the Fund has been approved ("Notice of Dissolution"); and (8) do all other acts necessary or appropriate to liquidate the business.

          6.  LIQUIDATING DISTRIBUTION.  As soon as possible after the
          Effective Date of the Plan, the Fund shall mail the following to each shareholder of record on the Effective Date:  (1) to each shareholder, a liquidating distribution equal to the
          shareholder's proportionate interest in the net assets of the
          Fund; and (2) information concerning the sources of the
          liquidating distribution.

          In the event that the Board of Directors is unable to distribute all of the net assets distributable to Shareholders because of the inability to locate Shareholders to whom liquidation
          distributions are payable, the Board of Directors may create in the name and on behalf of the Fund, a liquidation trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the Shareholders that cannot be located.
          The expenses of any such trust shall be charged against the assets therein.

          7.  POWER OF THE BOARD OF DIRECTORS.  The Board, and subject to the directors, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirabe to carry out the purposes of the Plan, including the execution and filing of all certificates,
          documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan.  The death, resignation or disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

          8.  AMENDMENT OF PLAN.  The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the
          marshaling of Fund assets and the complete liquidation and dissolution of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of
          Maryland and the purposes to be accomplished by the Plan.

                                        WADDELL & REED ADVISORS MUNICIPAL
                                        MONEY MARKET FUND, INC.,
                                        a Maryland corporation,

                                        By:____________________________
                                           Henry J. Herrmann, President

          ATTEST:

          ______________________________
          Kristen A. Richards, Secretary

       WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.

                                     PLEASE NOTE

       PLEASE BE SURE TO SIGN AND RETURN ALL PROXIES RECEIVED.

       THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE
       UNDERSIGNED.  IF NO DIRECTION IS MADE FOR THE PROPOSAL, THE SHARES
       WILL BE VOTED "FOR" THE PROPOSAL.  Receipt of the Proxy Statement is
       hereby acknowledged.

       Proposal:  To approve the            FOR /_/ AGAINST /_/ ABSTAIN /_/
                  liquidation and
                  dissolution of the Fund
                  as provided in the Plan
                  of Liquidation and
                  Dissolution.

        To avoid the expense of adjourning the meeting to a subsequent date, please sign, date and return this proxy in
                          the enclosed post-paid envelope.

                 NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Henry J. Herrmann and Kristen A.
       Richards, or either of them (or their substitutes), as attorneys and proxies of the undersigned, with full power of substitution to represent and vote all of the shares of Waddell & Reed Advisors
       Municipal Money Market Fund, Inc. in which the undersigned own shares and which are entitled to be voted at the Special Meeting of
       Shareholders of the Fund to be held May 2, 2002 at 10:00 a.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any
       adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of this card.  As to any other matter, the attorneys and proxies shall be authorized to vote in accordance with their best judgment.  This proxy shall remain in effect for a period of one year from its date.

                                          SIGN BELOW - Please sign exactly as
                                          your name appears hereon.  If
                                          shares are registered in more than
                                          one name, all should sign but if
                                          one signs, it binds the others.
                                          When signing as attorney, executor,
                                          administrator, agent, trustee or
                                          guardian, please give full title as
                                          such.  If a corporation, please
                                          sign in full corporate name by an
                                          authorized person.  If a
                                          partnership, please sign in
                                          partnership name by an authorized
                                          person.

                                          Dated:_______________________, 2002

                                          Signature:_________________________

                                          Signature:_________________________